Schedule 14A Information required in proxy statement.

                             Schedule 14A Information
             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.  )


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Check the approximate box:

[ ] Preliminary Proxy Statement
[ ] Preliminary Additional Materials
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      Rule 14a-6(e)(2))
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[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14a-12

Municipal Income Trust III


-------------------------------------------------------------------------------
                 (Name of Registrant as Specified in its Charter)

Lou Anne McInnis
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                     (Name of Person(s) Filing Proxy Statement)

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

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

                          MUNICIPAL INCOME TRUST III

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 23, 1998

   The Annual Meeting of Shareholders (the "Meeting") of MUNICIPAL INCOME TRUST III (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Career Development Room, Sixty-First Floor, 2 World Trade Center, New York, New York 10048, on June 23, 1998, at 11:00 a.m., New York City time, for the following purposes:

     1. To elect two (2) Trustees to serve until the year 2001 Annual Meeting or until their successors shall have been elected and qualified;

     2. To ratify or reject the selection of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending August 31, 1998;

     3. Shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within thirty days of election, to become a Shareholder of the Trust (Note: The Trustees unanimously recommend a vote AGAINST this proposal); and

     4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

   Shareholders of record as of the close of business on April 30, 1998 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

                                                       BARRY FINK
                                                        Secretary

May 11, 1998
New York, New York

                                   IMPORTANT

  YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          MUNICIPAL INCOME TRUST III

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                                ---------------

                                PROXY STATEMENT

                                ---------------

                        ANNUAL MEETING OF SHAREHOLDERS

                                JUNE 23, 1998

   This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of MUNICIPAL INCOME TRUST III (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on June 23, 1998 (the "Meeting"), and at any adjournments thereof.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposal 2 and against Proposal 3 set forth in the attached Notice of Annual Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. The first mailing of this Proxy Statement is expected to be made on or about May 11, 1998.

   Holders of shares of the Trust ("Shareholders") as of the close of business on April 30, 1998, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On April 30, 1998 there were 6,399,486 shares of beneficial interest outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

   The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trust, or officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Adviser"), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Dean Witter Services Company Inc. ("DWSC") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, the Trust may employ William F. Doring & Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 and will be borne by the Trust.

   William F. Doring & Co. and MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers which would be borne by the Trust.

                           (1) ELECTION OF TRUSTEES

   The number of Trustees has been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, as amended, at nine. There are presently nine Trustees, two of whom (Michael Bozic and Charles A. Fiumefreddo) are standing for election at this Meeting to serve until the year 2001 Annual Meeting, in accordance with the Trust's Declaration of Trust, as amended.

   Seven of the current nine Trustees (Michael Bozic, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell are "interested persons" (as that term is defined in the 1940 Act) of the Trust and InterCapital and thus are not Independent Trustees. The nominees for election as Trustees of the Trust have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees have been elected by the Shareholders of the Trust.

   The nominees of the Board for election as Trustees are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees: Michael Bozic and Charles A. Fiumefreddo. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why any of said nominees would be unable or unwilling to accept nomination or election. The election of each Trustee requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting.

   Pursuant to the provisions of the Trust's Declaration of Trust (Section 2.2, as amended), the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of the three classes will expire each year.

   The Board has previously determined that any nominee for election as Trustee shall stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic and Fiumefreddo; Class II--Messrs. Hedien, Johnson and Schroeder; and Class III--Messrs. Garn, Haire, Nugent and Purcell. Each nominee for Trustee at any Annual Meeting will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. In accordance with the above, the Trustees in Class I are standing for election at this Meeting and, if elected, will serve until the year 2001 Annual Meeting or until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years.

   The following information regarding each of the nominees for election as Trustee, and each of the other members of the Board, includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of April 30, 1998 (shown in parentheses), positions with the Trust, and directorships (or trusteeships) in other companies which file periodic reports with the Securities and Exchange Commission, including the 86 investment companies, including the Trust, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 11 investment companies for which InterCapital's wholly-owned subsidiary, DWSC, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

   The nominees for Trustee to be elected at this Meeting are:

   MICHAEL BOZIC, Trustee since April, 1994; age 57; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November, 1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc. and Weirton Steel Corporation.

   CHARLES A. FIUMEFREDDO, Trustee since July, 1991; age 64; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Dean Witter Distributors Inc. ("Distributors")*; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of MSDW Trust; Director and/or officer of various Morgan Stanley Dean Witter & Co. ("MSDW") subsidiaries; formerly Executive Vice President and Director of Dean Witter, Discover & Co. (until February, 1993).

   The Trustees who are not standing for re-election at this Meeting are:

   EDWIN JACOB (JAKE) GARN, Trustee since January, 1993; age 65; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (since January, 1993); Director of Franklin Covey (time management systems) and John Alden Financial Corp. (health insurance); United Space Alliance (joint venture between Lockheed Martin and Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

   JOHN R. HAIRE, Trustee since April, 1989; age 73; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978).

---------------
* Effective June 1, 1998, Mr. Fiumefreddo will retire from InterCapital, DWSC, Distributors, DWR and MSDW Trust.

   WAYNE E. HEDIEN, Trustee since September, 1997; age 64; Retired; Director or Trustee of the Dean Witter Funds; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.

   DR. MANUEL H. JOHNSON, Trustee since July, 1991; age 49; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group Seven Council (G7C), and international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June, 1995); Director of Greenwich Capital Markets, Inc. (broker-dealer) and NVR Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   MICHAEL E. NUGENT, Trustee since July, 1991; age 61; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.

   PHILIP J. PURCELL, Trustee since April, 1994; age 54; Chairman of the Board of Directors and Chief Executive Officer of MSDW, DWR and Novus Credit Services Inc; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various MSDW subsidiaries.

   JOHN L. SCHROEDER, Trustee since April, 1994; age 67; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of The Home Insurance Company (August, 1991-September,
1995).

   The executive officers of the Trust other than shown above are: Barry Fink, Vice President, Secretary and General Counsel; Mitchell M. Merin, Vice President; Robert M. Scanlan, Vice President; Joseph J. McAlinden, Vice President; Robert S. Giambrone, Vice President; James F. Willison, Vice President; and Thomas F. Caloia, Treasurer. In addition, Joseph R. Arcieri, Katherine H. Stromberg, Gerard J. Lian and Jonathan R. Page are Vice Presidents of the Trust and Marilyn K. Cranney, Lou Anne D. McInnis, Ruth Rossi, Carsten Otto, Frank Bruttomesso and Todd Lebo, serve as Assistant Secretaries. Mr. Fink is 43 years old and is currently Senior Vice President (since March, 1997), Secretary and General Counsel (since February 1997) of InterCapital and DWSC and (since August 1996) Assistant Secretary of DWR; he is also Senior Vice President (since March, 1997), Assistant Secretary and Assistant General Counsel of Distributors (since February 1997). He was previously First Vice President (June, 1993-February, 1997) and Vice President, Assistant Secretary and Assistant General Counsel of InterCapital and DWSC. Mr. Merin is 44 years old and is currently President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and MSDW Trust, Executive Vice President, Chief Administrative Officer and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDW subsidiaries. Mr. Scanlan is 61 years old and is currently President and Chief Operating Officer of InterCapital (since March,
1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of MSDW Trust. He was previously Executive Vice President of InterCapital (July, 1992-March, 1993). Mr. McAlinden is 55 years old and is currently Executive Vice President of InterCapital (since April, 1996); he is also Chief Investment Officer of InterCapital and Director of MSDW Trust (since April, 1996). He was previously Senior Vice President of InterCapital (June, 1995-April, 1996) and prior thereto was a Managing Director at Dillon Read. Mr. Giambrone is 43 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and MSDW Trust (since August, 1995) and Director of MSDW Trust (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. Willison is 54 years old and is currently Senior Vice President of InterCapital. Mr. Caloia is 52 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Mr. Arcieri is 49 years old and is currently Vice President of InterCapital. Ms. Stromberg is 49 years old and is currently Vice President of InterCapital (since April, 1992). Mr. Lian is 43 years old and is currently Vice President of InterCapital. Mr. Page is 51 years old and is currently Senior Vice President of InterCapital. Other than Messrs. Giambrone and McAlinden, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees currently consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 86 Dean Witter Funds, comprised of 130 portfolios. As of April 30, 1998, the Dean Witter Funds had total net assets of approximately $105.4 billion and more than six million shareholders.

   Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDW. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with InterCapital. Four of the seven Independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Funds do not have any nominating or compensation committees.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees and reviewing the adequacy of the Fund's system of internal controls.

   Finally, the Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   For the fiscal year ended August 31, 1997, the Board of Trustees of the Trust held 3 meetings, and the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of the Trust held 2, 9 and 3 meetings, respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

   The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of March 31, 1998, the total value of the investments by the Trustees and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $8.5 million.

   As of the record date for this Meeting, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Trust pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by each Trust. The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

   The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended August 31, 1997.

                              TRUST COMPENSATION

                                     AGGREGATE
                                   COMPENSATION
NAME OF INDEPENDENT TRUSTEE       FROM THE TRUST
---------------------------       --------------
Michael Bozic ...................     $1,650
Edwin J. Garn ...................      1,850
John R. Haire ...................      3,800
Dr. Manuel H. Johnson............      1,800
Michael E. Nugent ...............      1,850
John L. Schroeder................      1,850

   The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Dean Witter Fund commenced on September 1, 1997.

           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                            FOR SERVICE AS
                                                              CHAIRMAN OF
                                                             COMMITTEES OF    FOR SERVICE AS
                                                              INDEPENDENT      CHAIRMAN OF
                          FOR SERVICE                         DIRECTORS/      COMMITTEES OF      TOTAL CASH
                         AS DIRECTOR OR    FOR SERVICE AS    TRUSTEES AND      INDEPENDENT      COMPENSATION
                          TRUSTEE AND       TRUSTEE AND          AUDIT           TRUSTEES     FOR SERVICES TO
                        COMMITTEE MEMBER  COMMITTEE MEMBER COMMITTEES OF 84     AND AUDIT      84 DEAN WITTER
NAME OF                OF 84 DEAN WITTER    OF 14 TCW/DW      DEAN WITTER    COMMITTEES OF 14   FUNDS AND 14
INDEPENDENT TRUSTEE          FUNDS             FUNDS             FUNDS         TCW/DW FUNDS     TCW/DW FUNDS
---------------------  ----------------- ----------------  ---------------- ----------------  ---------------
Michael Bozic ........      $133,602             --               --                --            $133,602
Edwin J. Garn ........       149,702             --               --                --             149,702
John R. Haire ........       149,702          $73,725          $157,463          $25,350           406,240
Wayne E. Hedien ......        39,010             --               --                --              39,010
Dr. Manuel H.
 Johnson..............       145,702           71,125             --                --             216,827
Michael E. Nugent  ...       149,702           73,725             --                --             223,427
John L. Schroeder ....       149,702           73,725             --                --             223,427


   As of the date of this Proxy Statement, 57 of the Dean Witter Funds, not including the Trust, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 58.52% after ten years of service. The foregoing percentages may be changed by the Board. (1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

   The following table illustrates the retirement benefits accrued to the Trust's Independent Trustees by the 57 Dean Witter Funds (not including the Trust) for the year ended December 31, 1997, and the estimated retirement benefits for the Trust's Independent Trustees, to commence upon their retirement from the 57 Dean Witter Funds as of December 31, 1997.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                ESTIMATED                          RETIREMENT
                                 CREDITED                           BENEFITS        ESTIMATED ANNUAL
                                  YEARS          ESTIMATED         ACCRUED AS         BENEFITS UPON
                              OF SERVICE AT    PERCENTAGE OF      EXPENSES BY        RETIREMENT FROM
                                RETIREMENT       ELIGIBLE         ALL ADOPTING        ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE    (MAXIMUM 10)    COMPENSATION          FUNDS              FUNDS(2)
---------------------------  --------------- ---------------  ------------------- -------------------
Michael Bozic ..............        10             58.82%          $  20,499            $ 55,026
Edwin J. Garn ..............        10             58.82              30,878              55,026
John R. Haire ..............        10             58.82             (19,823)(3)         132,002
Wayne E. Hedien ............         9             50.00                   0              46,772
Dr. Manuel H. Johnson  .....        10             58.82              12,832              55,026
Michael E. Nugent ..........        10             58.82              22,546              55,026
John L. Schroeder ..........         8             49.02              39,350              46,123

------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 9.
(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR ELECTION.

THE INVESTMENT ADVISER AND THE INVESTMENT ADVISORY AGREEMENT

   InterCapital serves as the investment adviser for the Trust pursuant to an investment advisory agreement entered into between the Trust and InterCapital dated May 31, 1997 ("Advisory Agreement") which took effect upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement was approved by the Board of Trustees of the Trust on February 21, 1997 and by the Trust's Shareholders at an Annual Meeting of Shareholders held on May 21, 1997. The Advisory Agreement supersedes an earlier investment advisory agreement between the Trust and InterCapital and is identical in all material respects, including fees payable by the Trust thereunder, to the earlier investment advisory agreement, except for the dates of effectiveness and termination.

THE ADVISORY AGREEMENT

   The Advisory Agreement provides that the Investment Adviser shall continuously manage the assets of the Trust in a manner consistent with the Trust's investment objectives. The Investment Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objectives and policies. In addition, the Investment Adviser pays the compensation of all personnel, including officers of the Trust, who are its employees. The Investment Adviser has authority to place orders for the purchase and sale of portfolio securities on behalf of the Trust without prior approval of its Trustees. The Trustees review the investment portfolio at their regular meetings.

   In return for its investment services and the expenses which the Investment Adviser assumes under the Advisory Agreement, the Trust pays the Investment Adviser compensation which is computed and accrued weekly and payable monthly and which is determined by applying the following annual rates to the Trust's average weekly net assets: 0.40% of the portion of the average weekly net assets not exceeding $250 million and 0.30% of the portion of the average weekly net assets exceeding $250 million. Pursuant to the Advisory Agreement, the Trust accrued to the Investment Adviser total compensation of $250,068 during the fiscal year ended August 31, 1997. The net assets of the Trust totalled $62,969,986 at August 31, 1997.

   Under the Advisory Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Adviser, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expense of preparing, printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Trust's Administrator or Investment Adviser or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Trust's Administrator or Investment Adviser); membership dues of industry associations; interest payable on Trust borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Advisory Agreement.

   The Advisory Agreement will continue in effect for an initial term expiring April 30, 1999 and will continue in effect from year to year thereafter, provided such continuance is approved at least annually by vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (as defined in the 1940 Act) at a meeting called for the purpose of voting on such approval.

   The Advisory Agreement also provides that it may be terminated at any time by the Investment Adviser, the Trustees or by a vote of a majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment.

INVESTMENT ADVISER

   Dean Witter InterCapital Inc. is the Trust's investment adviser. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July 1992, is a wholly-owned subsidiary of MSDW, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   InterCapital's wholly-owned subsidiary, DWSC, pursuant to an Administration Agreement, serves as the Administrator of the Trust and receives from the Trust compensation which is computed and accrued weekly and payable monthly and which is determined by applying the annual rate of 0.25% to the portion of the Trust's average weekly net assets not exceeding $250 million; 0.20% to the portion of the Trust's average weekly net assets exceeding $250 million but not exceeding $500 million; 0.167% to the portion of the Trust's average weekly net assets exceeding $500 million but not exceeding $750 million; and 0.133% of the portion of the Trust's average weekly net assets exceeding $750 million. For the fiscal year ended August 31, 1997, the Trust accrued to DWSC, pursuant to the Administration Agreement, total compensation of $156,293.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of MSDW and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Morgan Stanley Dean Witter Individual Asset Management Group, and Director of DWR, Distributors, InterCapital, DWSC and MSDW Trust; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial and Director of DWR, Distributors, InterCapital, DWSC and MSDW Trust; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of MSDW Trust; Christine A. Edwards, Executive Vice President, Secretary and Chief Legal Officer of MSDW, Executive Vice President, Secretary and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Strategic and Administrative Officer of MSDW and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of Mr. Purcell, Ms. Edwards and Mr. Schneider is 1585 Broadway, New York, New York 10036; the business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to that of the Trust, and sets forth the fees payable by such companies, including the Trust, and their net assets as of April 30, 1998.

   MSDW has offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDW involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

   During the fiscal year ended August 31, 1997, the Trust accrued to MSDW Trust, the Trust's Transfer Agent and an affiliate of the Investment Adviser, transfer agency fees of $10,475.

AFFILIATED BROKER

   Because DWR, Morgan Stanley & Co. Incorporated and InterCapital are under the common control of MSDW, DWR and Morgan Stanley & Co. Incorporated are affiliated brokers of the Trust. For the fiscal year ended August 31, 1997, the Trust paid no brokerage commissions to DWR. During the period June 1 through August 31, 1997, the Trust did not pay any brokerage commissions to Morgan Stanley & Co. Incorporated which broker-dealer became an affiliate of InterCapital on May 31, 1997 upon consummation of the merger of Dean Witter Discover & Co. with Morgan Stanley Group Inc.

     (2) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Trustees have unanimously selected the firm of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending August 31, 1998. Its selection is being submitted for ratification or rejection by Shareholders at the Meeting. Price Waterhouse LLP has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

   A representative of Price Waterhouse LLP is expected to be present at the Meeting and will be available to respond to appropriate questions of Shareholders.

   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for the Trust.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.

(3) SHAREHOLDER PROPOSAL TO AMEND THE TRUST'S DECLARATION OF TRUST TO REQUIRE
            EACH TRUSTEE, WITHIN THIRTY DAYS OF ELECTION, TO BECOME
                          A SHAREHOLDER OF THE TRUST

   The Trust has been informed by Edwin S. Mullett, 1420 Fern Court, Vero Beach, Florida 32963-4009, a shareholder of record who owned approximately 5,634.10 shares at April 30, 1998 and Carol W. Mullett, a shareholder of record residing at the same address who owned approximately 3,380.45 shares at April 30, 1998 (the "Proponents"), that they intend to submit the following proposal at the Meeting:

     RESOLVED, that the Declaration of Trust be amended to require that each Trustee, within 30 days of election, become a shareholder in the Trust.

     The Proponents have requested that the following statement be included in support of their proposal:

        We believe that the Trustees could better understand and represent the interests of the shareholders if they were shareholders themselves. Yet, according to the last proxy, not one of our Trustees owns a single share of our Trust. In fact, no Trustee has EVER been a shareholder of our Trust.

        You can read below a litany of excuses and explanations seeking to convince you that somehow we are better off because the Trustees choose not to join us as shareholders. You can also read about a policy that is supposed to meet your "concerns" and "expectations" by requiring the Trustees to invest in OTHER companies. You will be surprised to learn that they can meet this requirement by investing in money market funds. For amusement you may want to count the number of times the Trustees urge you to vote AGAINST (always in capital letters) our proposal. Then you may ask yourself why the Trustees are so determined to avoid joining us as shareholders. After all, they could meet this obligation by investing less than $10, although one would hope for a somewhat greater commitment. We urge you to support this proposal and encourage the Trustees to become shareholders in OUR Trust.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE SHAREHOLDER PROPOSAL.

RECOMMENDATION OF THE BOARD OF TRUSTEES

   The Proponents have twice requested that a similar proposal be included in the proxy statement relating to the two previous annual meetings. Each proposal was included and failed to obtain sufficient votes to be adopted by shareholders. The Trustees determined to oppose the proposal each year. The Trustees considered whether a share ownership requirement for Trustees such as that proposed by the Proponents was in the best interests of the Trust and its shareholders and they concluded that it was not. The Trustees continue to adhere to this view. The reasons for the Trustees' decision are, once again, reiterated below.

 The Share Ownership Policy

   The Trustees have adopted a policy pursuant to which each Trustee, and/or his or her spouse, is required to invest at least $25,000 in any of the Funds in the Dean Witter complex, including the Trust (and, if applicable, in the TCW/DW Funds), on whose boards the Trustee serves. Thus, the Proponent misstates the policy since it does include the Trust. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. Any future Trustee will be given a one year period within which to comply with the foregoing policy. As of the date of this proxy statement, each Trustee is in compliance with the policy. As of March 31, 1998, the total value of shares of Dean Witter Funds (and, if applicable, the TCW/DW Funds) owned by the Trustees and/or their spouses was approximately $8.5 million.

 Reasons for Opposing the Shareholder Proposal

   The share ownership policy requires the Trustees make a significant investment in the Funds in the Dean Witter complex, which includes the Trust, while allowing the Trustees to select the specific Funds that meet their individual investment needs. As they stated in last year's proxy statement, the Trustees believe it is not necessary to own shares of this particular Trust to act in the best interests of shareholders and that they can carry out their duties and functions diligently and effectively without owning shares of the Trust. In addition, because the Trust's objectives and policies may not be appropriate for a Trustee's individual financial circumstances, the Trust could be inhibited in its ability to attract Trustees if the available pool is limited to those whose personal financial needs are met by the Trust's objectives and policies.

   The Trustees continue to believe that any policy requiring the Trustees to own shares of a specific Fund for which they serve as Trustees, without regard to their own respective investment objectives, could logically be extended to all the Funds in the Dean Witter complex. The Trustees believe that such a complex-wide share ownership requirement would be impractical and undesirable because it could make it more difficult to maintain the same board of directors for all the Funds given the large number of Funds in the complex. The Trustees believe that having the same Trustees for each of the Dean Witter Funds is in the best interests of all the Funds' shareholders for several reasons. First, a common board enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of high caliber Trustees. In addition, having a common board avoids the duplication of effort that would arise from having different groups of individuals serving as Trustees for each of the Funds and avoids the cost and confusion that may arise from different conclusions being reached by different boards on the same operations and management issues. Finally, serving as Trustees of all Funds tends to increase a Trustee's knowledge and expertise regarding matters which affect all the Funds in the complex and enhances the ability to negotiate on behalf of each Fund with the Fund's service providers.

   For the reasons stated above and in light of the fact that they have adopted the share ownership policy described above, the Trustees unanimously recommend that shareholders vote AGAINST the shareholder proposal.

   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Meeting is required for the approval of the shareholder proposal.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

   Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than January 13, 1999 for inclusion in the proxy statement for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                            REPORTS TO SHAREHOLDERS

   THE TRUST'S MOST RECENT ANNUAL REPORT, FOR THE FISCAL YEAR ENDED AUGUST 31, 1997 AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, HAVE BEEN PREVIOUSLY SENT TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                          INTEREST OF CERTAIN PERSONS

   MSDW, InterCapital, DWR, DWSC and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trust, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trust, and certain of those individuals are compensated for performing services relating to the Trust and may also own shares of MSDW. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                OTHER BUSINESS

   The management of the Trust knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                          By Order of the Board of Trustees
                                          BARRY FINK
                                          Secretary

                                                                       APPENDIX

   InterCapital serves as investment adviser to the Trust and as investment manager or investment adviser to the other investment companies listed below which have similar investment objectives to those of the Trust. Set forth below is a chart showing the net assets of each such investment company as of April 30, 1998 and the investment management or advisory fee rate(s) applicable to such investment company.

                                                                              CURRENT INVESTMENT
                                                                                MANAGEMENT OR
                                                                             ADVISORY FEE RATE(S)
                                                    NET ASSETS                 AS A PERCENTAGE
                                                  AS OF 4/30/98                 OF NET ASSETS
                                             -----------------------    -----------------------------
 1. DEAN WITTER CALIFORNIA TAX-FREE INCOME
    FUND*..................................  $    1,742,688(Class A)     0.55% on assets up to
                                             $  885,709,870(Class B)     $500 million, scaled down at
                                             $    6,129,282(Class C)     various asset levels to 0.45%
                                             $      215,657(Class D)     on assets over $1.25 billion
 2. DEAN WITTER LIMITED TERM MUNICIPAL
    TRUST*.................................  $   55,479,816              0.50%
 3. DEAN WITTER MULTI-STATE MUNICIPAL
    SERIES TRUST*..........................  $2,750,083,929              0.35%
 4. DEAN WITTER NEW YORK TAX-FREE INCOME
    FUND*..................................  $      316,393(Class A)     0.55% on assets up to
                                             $  162,251,544(Class B)     $500 million and 0.525% on
                                             $      591,061(Class C)     assets over $500 million
                                             $       43,893(Class D)
 5. DEAN WITTER TAX-EXEMPT SECURITIES
    TRUST*.................................  $    8,623,473(Class A)     0.50% on assets up to
                                             $  103,719,002(Class B)     $500 million, scaled down at
                                             $    4,164,439(Class C)     various asset levels to 0.325%
                                             $1,053,264,303(Class D)     on assets over $1.25 billion
 6. INTERCAPITAL CALIFORNIA INSURED
    MUNICIPAL INCOME TRUST**...............  $  249,857,026              0.35%
 7. INTERCAPITAL CALIFORNIA QUALITY
    MUNICIPAL SECURITIES**.................  $  210,648,133              0.35%
 8. INTERCAPITAL INSURED CALIFORNIA
    MUNICIPAL SECURITIES**.................  $   65,185,158              0.35%
 9. INTERCAPITAL INSURED MUNICIPAL BOND
    TRUST**................................  $  109,409,646              0.35%
10. INTERCAPITAL INSURED MUNICIPAL INCOME
    TRUST**................................  $  585,357,141              0.35%
11. INTERCAPITAL INSURED MUNICIPAL
    SECURITIES**...........................  $  138,735,653              0.35%
12. INTERCAPITAL INSURED MUNICIPAL
    TRUST**................................  $  484,974,472              0.35%
13. INTERCAPITAL NEW YORK QUALITY
    MUNICIPAL SECURITIES**.................  $   96,214,929              0.35%

                                      A-1

                                                                              CURRENT INVESTMENT
                                                                                MANAGEMENT OR
                                                                             ADVISORY FEE RATE(S)
                                                    NET ASSETS                 AS A PERCENTAGE
                                                  AS OF 4/30/98                 OF NET ASSETS
                                             -----------------------    ------------------------------
14. INTERCAPITAL QUALITY MUNICIPAL INCOME
    TRUST**...............................   $  741,446,227              0.35%
15. INTERCAPITAL QUALITY MUNICIPAL
    INVESTMENT TRUST**....................   $  383,359,258              0.35%
16. INTERCAPITAL QUALITY MUNICIPAL
    SECURITIES**..........................   $  362,733,645              0.35%
17. MUNICIPAL INCOME TRUST**..............   $  298,110,112              0.35% on assets up to
                                                                         $250 million and 0.25% on
                                                                         assets over $250 million
18. MUNICIPAL INCOME TRUST II**...........   $  271,677,548              0.40% on assets up to
                                                                         $250 million and 0.30% on
                                                                         assets over $250 million
19. MUNICIPAL INCOME TRUST III**..........   $   62,826,755              0.40% on assets up to
                                                                         $250 million and 0.30% on
                                                                         assets over $250 million
20. MUNICIPAL INCOME OPPORTUNITIES
    TRUST**...............................   $  184,051,018              0.50%
21. MUNICIPAL INCOME OPPORTUNITIES
    TRUST II**............................   $  179,582,672              0.50%
22. MUNICIPAL INCOME OPPORTUNITIES
    TRUST III**...........................   $  105,255,923              0.50%
23. MUNICIPAL PREMIUM INCOME TRUST** .....   $  350,716,615              0.40%
24. DEAN WITTER SELECT MUNICIPAL
    REINVESTMENT FUND***..................   $   90,227,221              0.50%
25. DEAN WITTER HAWAII MUNICIPAL TRUST* ..   $    5,304,628              0.35% (1)


------------
*      Open-end investment company
**     Closed-end investment company
*** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions
(1) InterCapital has undertaken, through December 31, 1998, to continue to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter Hawaii Municipal Trust and to waive the compensation provided for in its investment management agreement with that company.

                          MUNICIPAL INCOME TRUST III
                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Municipal Income Trust III on June 23, 1998, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 11, 1998 as follows:



                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND PROPOSAL 2 AND "AGAINST" PROPOSAL 3 SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

X   PLEASE MARK VOTES AS
    IN THE EXAMPLE USING
    BLACK OR BLUE INK


                                            FOR     WITHHOLD    FOR ALL EXCEPT

1. Election of two (2) Trustees:            [ ]       [ ]            [ ]

   Michael Bozic,   Charles Fiumefreddo

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                            FOR     AGAINST     ABSTAIN

2. Ratification of appointment of Price     [ ]       [ ]         [ ]
   Waterhouse LLP as independent
   accountants.


                                            FOR     AGAINST     ABSTAIN

3. Shareholder Proposal.
   (NOTE: THE TRUSTEES RECOMMEND A          [ ]       [ ]         [ ]
    VOTE AGAINST THIS PROPOSAL)

   Date
     --------------------------------------------------------------------
     Please make sure to sign and date this Proxy using black or blue ink.



     --------------------------------------------------------------------
                       Shareholder sign in the box above


     --------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above

-------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION



                          MUNICIPAL INCOME TRUST III

                                   IMPORTANT

                   PLEASE SEND IN YOUR PROXY.........TODAY!
 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

PRX 00129